 EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates

Series 2004-AR5

 Marketing Materials

 [$485,967,100] (Approximate)

Washington Mutual

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

 Preliminary Term Sheet                                                             Date Prepared: May 4, 2004

Contacts
Trading:
Brian Hargrave	(212) 526-8320
Rich McKinney	(212) 526-8320
Brendan Garvey	(212) 526-8315

Syndicate:
Kevin White	(212) 526-9519
Daniel Covello	(212) 526-9519
Paul Tedeschi	(212) 526-9519

Residential Mortgage Finance:
Stan Labanowski	(212) 526-6211
Mike Hitzmann	(212) 526-5806
Mary StonE	(212) 526-9606
Darius Houseal	(212) 526-9466

All collateral statistics described herein are based on the current collateral balances as of April [15,]2004 (the “Statistical Calculation Date”) unless otherwise indicated.  The information contained herein will be superseded by the description of the mortgage loans contained in any subsequent term sheets and the PROSPECTUS SUPPLEMENT.  The PROSPECTUS SUPPLEMENT supersedes the information in all prior term sheets, if any.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	2	RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                                                                     Date Prepared: May 4, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5

[$485,967,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Senior Certificates

5/1 Hybrid ARM Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Auct or Wtd Avg Roll/Mat (2)	Pmt Window (Mths) To Auct or Wtd Avg Roll/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings [Moody’s/S&P]
A-1 (3)	[$20,032,000]	1.27/1.27	1-34/1-34	(4)	Senior SEQ	Aaa/AAA
A-2 (3)	[$2,347,000]	3.02/3.02	34-39/34-39	(4)	Senior SEQ	Aaa/AAA
A-3 (3)	[$160,021,000]	0.93/0.93	1-24/1-24	(4)	Senior SEQ	Aaa/AAA
A-4 (3)	[$74,960,000]	2.58/2.58	24-39/24-39	(4)	Senior SEQ	Aaa/AAA
A-5 (3)	[$71,375,000]	4.05/4.05	39-59/39-59	(4)	Senior SEQ	Aaa/AAA
A-6 (3)	[$157,232,000]	4.91/8.88	59-59/59-360	(4)	Senior SEQ	Aaa/AAA
R	[$100]	0.07/0.07	1-1/1-1	(5)	Senior Residual	Aaa/AAA
B-1 (7)	[$5,508,000]	4.61/7.30	1-59/1-360	(6)	Subordinate PT	Aa2/AA
B-2 (7)	[$3,756,000]	4.61/7.30	1-59/1-360	(6)	Subordinate PT	A2/A
B-3 (7)	[$2,253,000]	4.61/7.30	1-59/1-360	(6)	Subordinate PT	Baa2/BBB
B-4 (7)	[$1,001,000]	Privately Offered Certificates			Subordinate PT	Ba2/BB
B-5 (7)	[$751,000]				Subordinate PT	B2/B
B-6 (7)	[$1,503,984]				Subordinate PT	NR/NR
Total:	[$500,740,084]

(1)  The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans indexed to 1-year CMT or 1-year LIBOR.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)  The WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date (as described herein) and to maturity, using the Pricing Prepayment Speed.  The WAL and Payment Window for the Public Subordinate Certificates are shown to the Distribution Date in April 2009 (the “Weighted Average Roll Date”) and Maturity.

(3)  As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the “Sequential Senior Certificates”) are subject to a Mandatory Auction Call (as described herein).

(4)  For every Distribution Date, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [3.848]%.

(5)  REMIC Residual.  For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans.  As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [3.848]%..

(6)  For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [3.848]%..

(7)  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates are not offered hereby.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	3	RESIDENTIAL MORTGAGE FINANCE

Depositor and Master Servicer:

        Washington Mutual Mortgage Securities Corp. (“WMMSC”)

Lead Manager:

        Lehman Brothers Inc.

Co Manager:

        WaMu Capital Corp.

Trustee:

        Deutsche Bank National Trust Company

Rating Agencies:

        Moody's and S&P will rate the Senior Certificates and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:

        May 1, 2004

Statistical Calculation Date:

        April 15, 2004

Expected Pricing Date:

        On or about May [7], 2004.

Closing Date:

        On or about May [25], 2004.

Settlement Date:

        On or about May [28], 2004.

Distribution Date:

        The 25th day of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

Servicing Fee:

        0.375% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:

        0.020% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:

        The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (together the “Sequential Senior Certificates”) and the Class R Certificate.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Senior Certificates and the Class B-1, Class B-2, and Class B-3 Certificates (the “Public Subordinate Certificates” together with the Senior Certificates, the“Offered Certificates”) are being offered publicly.

Accrued Interest:

        The Senior Certificates and the Public Subordinate Certificates settle with accrued interest.  The price to be paid by investors for the Senior Certificates and the Public Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date (27 days).

Delay Days:

        24 days.

Day Count:

        30/360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	4	RESIDENTIAL MORTGAGE FINANCE

Interest Accrual Period:

        The interest accrual period with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Registration:

        The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:

        It is anticipated that the Sequential Senior Certificates, Class B-1, Class B-2, and Class B-3 Certificates will be treated as REMIC regular interests for federal income tax purposes.  It is anticipated that the Class R Certificate will be treated as a REMIC residual interest for federal income tax purposes.

ERISA Eligibility:

        The Sequential Senior Certificates and the Public Subordinate Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement.  Prospective investors should review with their legal advisors whether the purchase and holding of the Sequential Senior Certificates and the Public Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

    The Sequential Senior Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

        The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:

        The Distribution Date in April 2009 (month 59).

Pricing Prepayment Speed:

        The Offered Certificates will be priced to a 20% constant prepayment rate ("CPR").

Auction Administrator:

        Deutsche Bank National Trust Company

Mandatory Auction:

        Five business days prior to the Distribution Date in April 2009 (month 59)  (the “Auction Distribution Date”), the Auction Administrator will auction each of the Sequential Senior Certificates (the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates) to third-party investors.  The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction Distribution Date.  These holders will be obligated to tender their respective Certificates to the Auction Administrator.

        The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:

        Wells Fargo Bank (“WFB”)

Auction Price:

        The price at which the Auction Administrator sells each of the Sequential Senior Certificates to the third-party investors.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	5	RESIDENTIAL MORTGAGE FINANCE

Par Price:

        With respect to each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	6	RESIDENTIAL MORTGAGE FINANCE

Mortgage Loans:

        As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein is approximately $500,740,084.84(the “Mortgage Loans”).   The Mortgage Loans are non-convertible, adjustable rate mortgage loans that are either indexed to One Year CMT (approximately 92.85%) or One Year LIBOR (approximately 7.15%) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).  Each Mortgage Loan has an original term to maturity of 30 years.

        As of the Statistical Calculation Date, approximately 96.36% of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term.  The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

        The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

Last Scheduled Distribution Date:

        The Last Scheduled Distribution Date for the certificates is the Distribution Date in June 25, 2034, which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

Net Mortgage Rate:

        The Net Mortgage Rate for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and the servicing fee rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	7	RESIDENTIAL MORTGAGE FINANCE

Net WAC:

        The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

        As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in June 2004 is expected to be approximately 3.848%.

Due Date:

        The day on which the monthly payment for each Mortgage Loan is due, which is the first day of the month.

Prior Period:

        With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date is the “Prior Period.”

Payoffs:

        Payoffs are prepayments in full.

Curtailments:

        Curtailments are partial prepayments on a mortgage loan.

Advancing Obligation:

        The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

        Washington Mutual Mortgage Securities Corp., as Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment income realized by Washington Mutual Mortgage Securities Corp., as Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date. Compensating Interest will be added to the Available Distribution Amount.

        Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:

        For each Distribution Date and each Payoff, the “Prepayment Period’’ will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each Curtailment, the related “Prepayment Period’’ will be the month preceding the month in which the Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	8	RESIDENTIAL MORTGAGE FINANCE

Credit Enhancement:

        Senior/subordinate, shifting interest structure.  The initial credit enhancement for the Class A Certificates will consist of the subordination of the Class B Certificates, initially [2.95]% total subordination.

        The initial credit enhancement information shown below is subject to final rating agency approval:

Subordination of Class B Certificates

Priority of Payment [logo of down arro]	Class A Credit Support (2.95%)	Order of Loss Allocation [logo of up arrow]
Class B-1 Credit Support (1.85%)
Class B-2 Credit Support (1.10%)
Class B-3 Credit Support (0.65%)
Class B-4 Credit Support (0.45%)
Class B-5 Credit Support (0.30%)
Class B-6 Credit Support (0.00%)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	9	RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:                  Until the first Distribution Date occurring after May 2011, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                                         Unscheduled Principal Payments (%)

June 2004 – May 2011                                                       0% Pro Rata Share

June 2011 – May 2012                                                     30% Pro Rata Share

June 2012 – May 2013                                                     40% Pro Rata Share

June 2013 – May 2014                                                     60% Pro Rata Share

June 2014 – May 2015                                                     80% Pro Rata Share

June 2015 and thereafter                                                    100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2007, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

        In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized Losses:

        Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

        Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	10	RESIDENTIAL MORTGAGE FINANCE

Certificates Priority of Distributions:

        Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)  Class R Certificate, principal, until its class principal balance is reduced to zero;

3)  To Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, concurrently

        (a)  [8.6956014921]% To the Class A-1 and Class A-2 Certificates, sequentially, principal, until their respective class principal balances are reduced to zero;

        (b)  [91.3043985079]% To the Class A-3 and Class A-4 Certificates, sequentially, principal, until their respective class principal balances are reduced to zero;

4)  To the Class A-5 and Class A-6 Certificates, sequentially, principal, until their respective class principal balances are reduced to zero

5)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

7)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)  Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

9)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)  Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

11)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes; and

12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	11	RESIDENTIAL MORTGAGE FINANCE

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	12	RESIDENTIAL MORTGAGE FINANCE

Yield Tables (%)

Class A-1 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100.78125	3.456	3.245	3.027	2.798	2.558	2.036
WAL (yr)	2.59	1.73	1.27	0.99	0.81	0.58
MDUR (yr)	2.39	1.64	1.22	0.96	0.79	0.56
First Prin Pay	06/25/2004	06/25/2004	06/25/2004	06/25/2004	06/25/2004	06/25/2004
Last Prin Pay	04/25/2009	03/25/2008	03/25/2007	07/25/2006	02/25/2006	08/25/2005

Class A-2 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98.796875	4.143	4.133	4.219	4.310	4.407	4.623
WAL (yr)	4.91	4.13	3.02	2.35	1.90	1.34
MDUR (yr)	4.39	3.74	2.79	2.20	1.80	1.27
First Prin Pay	04/25/2009	03/25/2008	03/25/2007	07/25/2006	02/25/2006	08/25/2005
Last Prin Pay	04/25/2009	11/25/2008	08/25/2007	12/25/2006	06/25/2006	10/25/2005

Class A-3 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100.8125	3.289	2.995	2.689	2.371	2.040	1.325
WAL (yr)	1.92	1.26	0.93	0.73	0.59	0.42
MDUR (yr)	1.81	1.21	0.90	0.71	0.58	0.42
First Prin Pay	06/25/2004	06/25/2004	06/25/2004	06/25/2004	06/25/2004	06/25/2004
Last Prin Pay	06/25/2008	01/25/2007	05/25/2006	11/25/2005	08/25/2005	04/25/2005

Class A-4 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99.59375	3.946	3.925	3.941	3.958	3.976	4.015
WAL (yr)	4.77	3.52	2.58	2.01	1.63	1.15
MDUR (yr)	4.28	3.23	2.41	1.90	1.55	1.10
First Prin Pay	06/25/2008	01/25/2007	05/25/2006	11/25/2005	08/25/2005	04/25/2005
Last Prin Pay	04/25/2009	11/25/2008	08/25/2007	12/25/2006	06/25/2006	10/25/2005

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	13	RESIDENTIAL MORTGAGE FINANCE

Yield Tables (%)

Class A-5 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
97.546875	4.433	4.426	4.484	4.647	4.820	5.201
WAL (yr)	4.91	4.86	4.05	3.14	2.53	1.78
MDUR (yr)	4.38	4.34	3.66	2.88	2.35	1.67
First Prin Pay	04/25/2009	11/25/2008	08/25/2007	12/25/2006	06/25/2006	10/25/2005
Last Prin Pay	04/25/2009	04/25/2009	04/25/2009	03/25/2008	06/25/2007	07/25/2006

Class A-6 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
97.234375	4.506	4.506	4.506	4.511	4.545	4.668
WAL (yr)	4.91	4.91	4.91	4.75	4.42	3.61
MDUR (yr)	4.37	4.37	4.37	4.25	3.96	3.27
First Prin Pay	04/25/2009	04/25/2009	04/25/2009	03/25/2008	06/25/2007	07/25/2006
Last Prin Pay	04/25/2009	04/25/2009	04/25/2009	04/25/2009	04/25/2009	04/25/2009

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	14	RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates
Series 2004-AR5
30 Year 5/1 Hybrid ARM Mortgage Loans
Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$500,740,084.84
NUMBER OF LOANS:	686

			Minimum		Maximum
AVG CURRENT BALANCE:	$729,941.81		$337,500.00		$1,500,000.00
AVG ORIGINAL BALANCE:	$729,967.76		$337,500.00		$1,500,000.00

WAVG LOAN RATE:	4.243%		3.250%		5.625%
WAVG GROSS MARGIN:	2.714%		2.250%		2.750%
WAVG MAXIMUM LOAN RATE:	9.242%		8.250%		10.625%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%
WAVG FIRST RATE CAP:	5.000%		5.000%		5.000%

WAVG ORIGINAL LTV:	61.11%		11.22%		95.00%

WAVG CREDIT SCORE:	753		629		813

WAVG ORIGINAL TERM:	360.0	months	360.0	months	360.0	months
WAVG REMAINING TERM *:	359.7	months	351.0	months	360.0	months
WAVG SEASONING *:	0.3	months	1.0	months	9.0	months

WAVG NEXT RATE RESET *:	59.7	months	51.0	months	60.0	months
WAVG RATE ADJ FREQ:	12.0	months	12.0	months	12.0	months
WAVG FIRST RATE RESET:	59.7	months	51.0	months	60.0	months

TOP STATE CONC ($):	86.68% California
MAXIMUM ZIP CODE CONC ($):	4.72% 94010

FIRST PAY DATE:		September 01, 2003		June 01, 2004
RATE CHANGE DATE:		August 01, 2008		May 01, 2009
MATURE DATE:		August 01, 2033		May 01, 2034

* Calculated As of 5/1/2004

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	15	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
INDEX:	Mortgage Loans	Outstanding	Outstanding
1 Year CMT (Weekly)	641	$464,941,337.45	92.85%
1 Year Libor (WSJ/1 Mo Lead)	45	35,798,747.39	7.15
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PRODUCT:	Mortgage Loans	Outstanding	Outstanding
5/1 ARM	686	$500,740,084.84	100.00%
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
DELINQUENCY:	Mortgage Loans	Outstanding	Outstanding
Current	686	$500,740,084.84	100.00%
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
CURRENT BALANCE ($):	Mortgage Loans	Outstanding	Outstanding
300,000.01 - 400,000.00	71	$26,532,159.54	5.30%
400,000.01 - 500,000.00	135	61,367,840.85	12.26
500,000.01 - 600,000.00	109	60,345,562.00	12.05
600,000.01 - 700,000.00	79	51,225,463.00	10.23
700,000.01 - 800,000.00	61	45,855,000.00	9.16
800,000.01 - 900,000.00	41	35,028,700.00	7.00
900,000.01 - 1,000,000.00	65	63,448,178.00	12.67
1,000,000.01 - 1,100,000.00	34	36,388,666.14	7.27
1,100,000.01 - 1,200,000.00	18	20,718,975.00	4.14
1,200,000.01 - 1,300,000.00	26	32,841,540.31	6.56
1,300,000.01 - 1,400,000.00	22	30,062,500.00	6.00
1,400,000.01 - 1,500,000.00	25	36,925,500.00	7.37
Total:	686	$500,740,084.84	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	16	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
LOAN RATE (%):	Mortgage Loans	Outstanding	Outstanding
3.001 - 3.250	2	$1,699,999.99	0.34%
3.251 - 3.500	3	1,264,900.00	0.25
3.501 - 3.750	13	7,460,600.00	1.49
3.751 - 4.000	103	71,623,587.00	14.30
4.001 - 4.250	368	274,629,808.53	54.84
4.251 - 4.500	147	110,044,361.84	21.98
4.501 - 4.750	36	25,228,650.00	5.04
4.751 - 5.000	10	7,156,122.88	1.43
5.001 - 5.250	1	413,000.00	0.08
5.251 - 5.500	2	840,000.00	0.17
5.501 - 5.750	1	379,054.60	0.08
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
GROSS MARGIN (%):	Mortgage Loans	Outstanding	Outstanding
2.001 - 2.500	45	$35,798,747.39	7.15%
2.501 - 3.000	641	464,941,337.45	92.85
Total:	686	$500,740,084.84	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	17	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
MAXIMUM LOAN RATE (%):	Mortgage Loans	Outstanding	Outstanding
8.001 - 8.250	1	$1,295,000.00	0.26%
8.251 - 8.500	4	1,669,899.99	0.33
8.501 - 8.750	13	7,460,600.00	1.49
8.751 - 9.000	103	71,623,587.00	14.30
9.001 - 9.250	368	274,629,808.53	54.84
9.251 - 9.500	147	110,044,361.84	21.98
9.501 - 9.750	37	26,282,329.94	5.25
9.751 - 10.000	9	6,102,442.94	1.22
10.001 - 10.250	1	413,000.00	0.08
10.251 - 10.500	2	840,000.00	0.17
10.501 - 10.750	1	379,054.60	0.08
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
FIRST RATE CAP (%):	Mortgage Loans	Outstanding	Outstanding
5.000	686	$500,740,084.84	100.00%
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PERIODIC RATE CAP (%):	Mortgage Loans	Outstanding	Outstanding
2.000	686	$500,740,084.84	100.00%
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
ORIGINAL TERM (months):	Mortgage Loans	Outstanding	Outstanding
360	686	$500,740,084.84	100.00%
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
REMAINING TERM (months) (1):	Mortgage Loans	Outstanding	Outstanding
349 >=	686	$500,740,084.84	100.00%
Total:	686	$500,740,084.84	100.00%
(1) As of May 1, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	18	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
FIRST RATE ADJUSTMENT DATE:	Mortgage Loans	Outstanding	Outstanding
2008-08	1	$364,000.00	0.07%
2008-09	1	340,000.00	0.07
2009-01	4	2,417,679.94	0.48
2009-02	9	5,769,541.39	1.15
2009-03	6	3,583,950.00	0.72
2009-04	151	113,785,960.51	22.72
2009-05	514	374,478,953.00	74.79
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
ORIGINAL LTV (%):	Mortgage Loans	Outstanding	Outstanding
10.01 - 15.00	2	$1,800,000.00	0.36%
15.01 - 20.00	4	2,595,000.00	0.52
20.01 - 25.00	4	3,228,000.00	0.64
25.01 - 30.00	12	9,511,600.00	1.90
30.01 - 35.00	8	8,257,000.00	1.65
35.01 - 40.00	24	19,899,100.00	3.97
40.01 - 45.00	39	31,561,366.14	6.30
45.01 - 50.00	49	38,757,545.00	7.74
50.01 - 55.00	35	30,538,925.00	6.10
55.01 - 60.00	73	55,863,165.33	11.16
60.01 - 65.00	82	70,379,800.00	14.06
65.01 - 70.00	108	84,442,484.84	16.86
70.01 - 75.00	143	90,438,020.99	18.06
75.01 - 80.00	100	51,190,802.00	10.22
85.01 - 90.00	2	1,898,220.94	0.38
90.01 - 95.00	1	379,054.60	0.08
Total:	686	$500,740,084.84	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	19	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
CREDIT SCORE:	Mortgage Loans	Outstanding	Outstanding
600 - 649	3	$1,381,000.00	0.28%
650 - 699	38	25,423,325.54	5.08
700 - 749	250	181,060,006.15	36.16
750 - 799	380	283,869,628.15	56.69
800 - 849	15	9,006,125.00	1.80
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
AMORTIZATION:	Mortgage Loans	Outstanding	Outstanding
Fully Amortizing	34	$18,221,475.54	3.64%
Interest Only	652	482,518,609.30	96.36
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
DOCUMENTATION:	Mortgage Loans	Outstanding	Outstanding
Reduced	481	$346,323,201.10	69.16%
Full	205	154,416,883.74	30.84
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
OCCUPANCY:	Mortgage Loans	Outstanding	Outstanding
Primary Home	662	$485,405,334.84	96.94%
Second Home	24	15,334,750.00	3.06
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PROPERTY TYPE:	Mortgage Loans	Outstanding	Outstanding
Single Family	626	$464,866,949.30	92.84%
Condo Low Rise	59	34,952,135.54	6.98
2 Family	1	921,000.00	0.18
Total:	686	$500,740,084.84	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	20	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PURPOSE:	Mortgage Loans	Outstanding	Outstanding
Rate/Term Refinance	388	$299,611,622.08	59.83%
Cash Out Refinance	185	126,475,569.30	25.26
Purchase	113	74,652,893.46	14.91
Total:	686	$500,740,084.84	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	21	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
GEOGRAPHIC AREA:	Mortgage Loans	Outstanding	Outstanding
Alabama	1	$480,000.00	0.10%
Arizona	1	420,050.00	0.08
California	589	434,062,521.88	86.68
Colorado	7	3,745,450.00	0.75
Connecticut	12	9,539,722.00	1.91
Delaware	1	450,000.00	0.09
District Of Columbia	2	2,109,000.00	0.42
Florida	14	8,339,050.00	1.67
Georgia	4	2,642,500.00	0.53
Illinois	7	5,168,220.94	1.03
Maryland	1	1,170,000.00	0.23
Massachusetts	11	8,404,820.02	1.68
Michigan	3	2,015,000.00	0.40
New Hampshire	1	413,000.00	0.08
New Jersey	3	2,296,000.00	0.46
New York	4	3,215,000.00	0.64
North Carolina	1	937,500.00	0.19
Ohio	7	5,667,000.00	1.13
Oregon	1	618,500.00	0.12
Pennsylvania	1	468,000.00	0.09
Rhode Island	1	606,000.00	0.12
South Carolina	1	425,000.00	0.08
Texas	2	1,011,500.00	0.20
Virginia	8	5,170,250.00	1.03
Washington	3	1,366,000.00	0.27
Total:	686	$500,740,084.84	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	22	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	Outstanding	Outstanding
CA-N	332	$255,189,000.28	50.96%
CA-S	257	178,873,521.60	35.72
Other	97	66,677,562.96	13.32
Total:	686	$500,740,084.84	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
TOP 50 PROP ZIP (CA)	Mortgage Loans	Outstanding	Outstanding
94010 HILLSBOROUGH	15	$18,899,000.00	4.35%
95070 SARATOGA	17	13,153,800.00	3.03
92660 NEWPORT BEACH	13	10,370,950.00	2.39
92657 NEWPORT BEACH	14	10,339,400.00	2.38
94025 MENLO PARK	9	8,764,750.00	2.02
94920 TIBURON	8	8,337,900.00	1.92
92677 LAGUNA NIGUEL	10	7,333,500.00	1.69
95014 CUPERTINO	9	7,281,000.00	1.68
95120 SAN JOSE	12	7,190,750.00	1.66
95032 LOS GATOS	7	6,811,000.00	1.57
92651 LAGUNA BEACH	7	6,631,000.00	1.53
90049 LOS ANGELES	7	6,452,000.00	1.49
95030 LOS GATOS	5	5,915,000.00	1.36
94904 KENTFIELD	6	5,406,086.20	1.25
90265 MALIBU	5	5,185,500.00	1.19
94010 BURLINGAME	6	4,735,306.00	1.09
90210 BEVERLY HILLS	4	4,540,000.00	1.05
94566 PLEASANTON	5	4,058,000.00	0.93
94901 SAN RAFAEL	4	4,036,600.00	0.93
92679 COTO DE CAZA	5	3,922,000.00	0.90
94303 PALO ALTO	4	3,889,000.00	0.90
93108 SANTA BARBARA	3	3,847,000.00	0.89
94301 PALO ALTO	3	3,690,000.00	0.85
95138 SAN JOSE	4	3,650,000.00	0.84
94506 DANVILLE	4	3,494,000.00	0.80
94941 MILL VALLEY	3	3,475,000.00	0.80
92629 DANA POINT	6	3,360,500.00	0.77
94062 WOODSIDE	3	3,176,000.00	0.73
94070 SAN CARLOS	4	3,162,250.00	0.73
94024 LOS ALTOS	4	3,120,000.00	0.72
92673 SAN CLEMENTE	5	3,017,800.00	0.70
94127 SAN FRANCISCO	4	2,997,000.00	0.69

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	23	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
TOP 50 PROP ZIP (CA) (Cont.)	Mortgage Loans	Outstanding	Outstanding
92130 SAN DIEGO	4	$2,977,212.00	0.69%
94507 ALAMO	3	2,934,800.00	0.68
92067 RANCHO SANTA FE	3	2,932,545.00	0.68
94118 SAN FRANCISCO	3	2,847,200.00	0.66
94404 FOSTER CITY	5	2,819,800.00	0.65
94133 SAN FRANCISCO	3	2,788,779.94	0.64
95125 SAN JOSE	5	2,753,500.00	0.63
94583 SAN RAMON	5	2,703,200.00	0.62
94027 ATHERTON	2	2,700,000.00	0.62
92014 DEL MAR	3	2,606,250.00	0.60
94904 GREENBRAE	4	2,560,272.00	0.59
95129 SAN JOSE	5	2,493,500.00	0.57
92661 NEWPORT BEACH	2	2,476,500.00	0.57
94920 BELVEDERE	2	2,446,000.00	0.56
92075 SOLANA BEACH	3	2,430,000.00	0.56
92024 ENCINITAS	4	2,411,000.00	0.56
95037 MORGAN HILL	4	2,401,000.00	0.55
92625 NEWPORT BEACH	3	2,371,700.00	0.55
Other	311	196,167,170.74	45.19
Total:	589	$434,062,521.88	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	24	RESIDENTIAL MORTGAGE FINANCE